UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2006

BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-102511-14	13-3909682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 South Main Street
Kennesaw, GA 30144
(Address of Principal Executive Offices, including Zip Code)

Telephone: (770) 514-1411
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant (the “Company”) hereby amends in entirety its Current Report on Form 8-K dated September 22, 2006, filed with the Securities and Exchange Commission on September 22, 2006, to amend Item 4.02 to disclose the date the Company concluded that its previously filed financial statements should no longer be relied upon and to specifically identify its previously issued financial statements that should no longer be relied upon.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As a result of a review of our Form S-1 by the Securities and Exchange Commission, the Company concluded that it should restate its previously issued financial statements for the fiscal years ended December 31, 2003, 2004 and 2005 and for the interim periods within fiscal 2005 to reflect a change in the timing of reporting $14.0 million of the non-cash fixed asset charge originally reported in fiscal 2005. This amount related to equipment that the Company determined no longer existed based on physical counts completed in fiscal 2005.

The Company had previously reported this amount in its fiscal 2005 results in its Form 10-K for the fiscal year ended 2005. The disclosure of the fixed asset charge, which included a separate footnote and a description in Management’s Discussion and Analysis in its Form 10-K, was provided to fully present the issue identified in fiscal 2005. As a result of further analysis of its records conducted in the third quarter of 2006, the Company has determined that the majority of the $14.0 million fixed asset charge relates to years prior to 2005. Because of this determination and the fact that the charge was material to the fiscal 2005 results, the Company concluded that the charge should be reflected in prior periods, which will impact the Company’s prior years as well as fiscal 2005 financial statements. As such, the Company will restate its previously issued financial statements for fiscal 2005 and prior years for the portion of the $14.0 million charge attributable to each period.

The decision to restate was authorized by the Audit Committee of the Board of Directors of the Company on November 1, 2006, upon recommendation of management. As a result of this decision, the Company’s financial statements for the fiscal years ended December 31, 2003, 2004 and 2005 and the related auditor reports and the interim reports on Form 10-Q for those years should no longer be relied upon, pending their restatement, because of the change in the timing of recording $14.0 million of the fixed asset charge in those financial statements. Management and the Audit Committee discussed the matters disclosed in this filing with Ernst & Young, LLP, the Company’s independent registered public accounting firm.

The Company expects to file restated financial statements for the years ended December 31, 2003, 2004, and 2005 on Form 10-K/A and restated interim results for the quarters ended March 31, 2006 and June 30, 2006 on Forms 10-Q/A as soon as practicable but no later than November 12, 2006. The Company will file restated results for the nine months ended September 30, 2005 in its Form 10-Q for the quarter ended September 30, 2006.

Item 9.01 Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Energy & Infrastructure Services, Inc.

Dated: November 1, 2006	By:	/s/ Anthony A. Rabb
		Name:	Anthony A. Rabb
		Title:	Chief Financial Officer and Vice President, Finance